SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


               Date of Report: October 24, 1995
               (Date of earliest event reported)

                         VASOMEDICAL, INC.

     (Exact name of registrant as specified in its charter)



   Delaware                 0-18105                   11-2871434
(State or other          (Commission                (IRS Employer
 jurisdiction of          File Number               Identification
 incorporation)                                         Number)



                  180 Linden Avenue, Westbury, New York     11590
                (Address of principal executive offices)  (Zip Code)




Registrant's telephone number including area code:     (516) 997-4600




             150 Motor Parkway, Hauppauge, New York 11788
     (Former name or former address, if changed since last report.)

Item 5.   Other Events

     On October 24, 1995, Registrant entered into Modification Agreements to the Employment Agreements with Anthony Viscusi and Anthony E. Peacock, the Company's President and Vice President - Marketing and Clinical Affairs, respectively.



Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               10.1 Modification to Employment Agreement between Registrant and Anthony Viscusi dated October 24, 1995.

               10.2 Modification to Employment Agreement between Registrant and Anthony E.Peacock dated October 24, 1995.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          VASOMEDICAL, INC.


                                           By: /s/ Anthony Viscusi
                                           ---------------------------
                                             Anthony Viscusi
                                             President
Dated: November 30, 1995